UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2009



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2009

[LOGO OF USAA]
   USAA(R)

                       [GRAPHIC OF USAA INCOME STOCK FUND]

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    ANNUAL REPORT
    USAA INCOME STOCK FUND
    FUND SHARES o INSTITUTIONAL SHARES
    JULY 31, 2009

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

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FUND OBJECTIVE

CURRENT INCOME WITH THE PROSPECT OF INCREASING DIVIDEND INCOME AND THE POTENTIAL FOR CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

Normally invests at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                           2

MANAGERS' COMMENTARY                                                          4

FUND RECOGNITION                                                              8

INVESTMENT OVERVIEW                                                           9

FINANCIAL INFORMATION

   Distributions to Shareholders                                             15

   Report of Independent Registered Public Accounting Firm                   16

   Portfolio of Investments                                                  17

   Notes to Portfolio of Investments                                         36

   Financial Statements                                                      37

   Notes to Financial Statements                                             40

EXPENSE EXAMPLE                                                              59

ADVISORY AGREEMENTS                                                          61

TRUSTEES' AND OFFICERS' INFORMATION                                          69

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2009, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"IN THIS INVESTMENT CLIMATE, IT IS CRITICAL TO
HAVE AN INVESTMENT PLAN - ONE THAT SUITS         [PHOTO OF CHRISTOPHER W. CLAUS]
YOUR GOALS, RISK TOLERANCE, AND TIME HORIZON."

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AUGUST 2009

Over the past 12 months, investors have experienced both extremes - the ups and the downs -- of the investment markets.

During 2008, corporate bonds suffered one of their worst sell-offs in history. "Credit spreads," the risk premium between the yield of a fixed-income security and a comparable U.S. Treasury, widened dramatically. Investors saw distressed sales, poor liquidity conditions, and the demise of several large financial institutions. However, beginning in March 2009, corporate bonds enjoyed a remarkable rally as credit spreads contracted toward more normal, historical levels. Nevertheless, we believe attractive opportunities remain.

During the reporting period, money market yields declined as the Federal Reserve (the Fed), in an effort to stimulate the economy, cut short-term interest rates nearly to zero. The Fed's governors are likely to keep rates at these levels until they are certain of a sustained economic recovery. Accordingly, I don't expect money market yields to begin rising until sometime during the second half of 2010.

Meanwhile, the equity market seemed to be on a wild ride, one even more hair-raising than the one experienced by the bond market. Over the course of the reporting period, investors experienced two bear markets and two bull markets. (In a bear market, stock prices decline more than 20% from their peak. In a bull market, they increase more than 20% from their low.) The latest bull market began on March 9, 2009, after equities appeared to reach their lowest levels of this economic cycle. Stocks rallied strongly on optimism about the impact of the federal stimulus program. The rally continued into the end of the period on signs of economic improvement

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2  | USAA INCOME STOCK FUND
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and better-than-expected corporate earnings. Currently, we think the equity markets are trading at appropriate levels.

While corporate earnings have generally exceeded expectations, much of it was achieved by cost cutting and inventory reduction. Top line revenue growth is necessary to sustain an economic recovery, and this depends on the consumer. But the unemployment rate -- which I don't expect to return to normal levels in the near future -- appears to be weighing down consumer confidence. Although housing prices appear to be stabilizing and manufacturing is beginning to recover, the economy is likely to experience an extended period of slow economic growth before regaining its full health.

As for inflation, I don't see it as a near-term threat. With so much excess capacity, most businesses lack pricing power. Long term, however, inflation is a concern. The U.S. government has launched a tremendous number of initiatives, totaling more than $12 trillion. That number has raised concerns about the impact of these initiatives on the U.S. dollar and their potential to trigger inflation. Under the circumstances, some exposure to commodities, such as gold and other precious metals, could be advantageous as a potential hedge against a falling dollar and inflationary pressures.

In this investment climate, it is critical to have an investment plan -- one that suits your goals, risk tolerance, and time horizon. At USAA, we are proud to offer what we consider an outstanding value -- some of the industry's top investment talent, exceptional service, and no-load mutual funds.

We appreciate the opportunity to serve your investment needs. Thank you for your faith and trust in us.

Sincerely,

/S/ CHRISTOPHER W. CLAUS

Christopher W. Claus
President and Vice Chairman of the Board
USAA Mutual Funds Trust

Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. o Mutual fund operating expenses apply and continue throughout the life of the fund. o As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

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[PHOTO OF SAM WILDERMAN]                          [PHOTO OF DAVID SCHMIDT]

  SAM WILDERMAN, CFA                                DAVID SCHMIDT, CFA
  Grantham, Mayo,                                   OFI Institutional Asset
  Van Otterloo & Co. LLC                            Management, Inc.

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o HOW DID THE USAA INCOME STOCK FUND (THE FUND) PERFORM?

  For the year ended July 31, 2009, the Fund Shares had a total return of -22.07%. This compares to returns of -22.94% for the Russell 1000 Value Index (the Index) and -19.14% for the Lipper Equity Income Funds Index.

  The Fund's subadvisers are Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and OFI Institutional Asset Management, Inc. (OFII).

o HOW DID THE GMO PORTION OF THE FUND PERFORM?

  The GMO portion significantly outperformed the Index, with both stock selection and sector allocation contributing positively to results. Well before the stock market peaked in October 2007, GMO had taken the view that high-quality stocks were undervalued relative to their lower-quality counterparts. During the reporting year for the stock markets' worst periods, this focus on quality paid off, as stocks with strong balance sheets, low debt levels, and more sustainable earnings held up relatively well. For the reporting period, our overweights in the technology, health care, and consumer staples sectors contributed positively to performance, as did our underweights to industrials

  Refer to page 10 for benchmark definitions.

  Past performance is no guarantee of future results.

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4  | USAA INCOME STOCK FUND

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  and banks. An underweight in the telecommunications sector detracted from results relative to the Index. In terms of individual stock selection, leading contributors to performance included Microsoft Corp., Oracle Corp., Merck & Co., Inc., and Procter & Gamble.

  Our full reporting year results were solid, with relative performance quite good early in the reporting period but challenged in the latter five months. In early March 2009, a rally began, which posted strong, positive returns. But this performance came at the expense of safety. Nearly singlehandedly, low-quality and risky stocks energized the market rally. Investment behavior clearly was suggesting that the economy was moving back from the abyss and that massive corporate failure probably wouldn't occur.

o DOES GMO'S STOCK SELECTION PROCESS PICK UP MOMENTUM AND VALUE?

  Yes, but we also have tools to avoid value traps or companies that are cheap for a reason. Our momentum indicators favored higher-quality stocks going into the rally and were not geared to pick up on such a huge reversal driven largely by government intervention. In terms of our value indicators, they too were leading us to higher-quality stocks. It's important to understand that deep value stocks, those that screen as the 10% cheapest in price to book terms, were the best performers in the rally. We did not -- and do not -- believe that the fundamentals supported such a large move. However, we took this opportunity to invest in companies that we believe are undervalued and well positioned moving forward. These include Microsoft Corp., which has $30 billion in cash, a low price-to-earnings ratio, high profit margins, and very low debt; Exxon Mobil Corp., with a below-market valuation and above-market profit margin; and Pfizer, Inc., which also has outstanding quality and valuation characteristics.

  You will find a complete list of securities that the Fund owns on pages 17-35.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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o WOULD YOU DESCRIBE THE GMO PORTION AS POSITIONED FOR A TOUGH MARKET?

  We are proud of how our active management has helped to protect shareholders from the worst of the bear market, and believe our overall stance is appropriate should the recovery prove disappointing and cause the market to pull back. We also think we're well positioned if we end up in a slow-growth recovery that causes investors to focus on fundamentals. We will continue to look at quality, momentum, and value characteristics and make adjustments. While this might expose us to some short-term relative performance pain if risky assets continue their run, we're happy to lean against the market's short-term emotions in exchange for accruing long-term value. Our research and our search for value will continue whether the market agrees with us or not.

o HOW DID THE OFII PORTION OF THE FUND PERFORM?

  It was a difficult reporting year, as we underperformed the Index. OFII uses a quantitative enhanced index strategy, seeking to outperform the Index over time by making many small decisions about individual stocks based on company fundamentals as opposed to large sector rotation moves based on macro-economic factors.

  Our performance during the market's downturn from the beginning of the period through March 9, 2009, was modestly ahead of the Index, but we lagged substantially during the low-quality rally that GMO discussed. In accordance with the investment objectives of the Fund, our investment process tends to favor stocks with higher yields, which is generally seen as a sign of higher quality--these stocks significantly underperformed in the rally. Across most of the factors that matter to us as fundamental stock pickers, the "worst to first" rally just didn't make sense. But we've been following this discipline for 28 years, and it's very important to maintain your approach when the market begins reacting with sudden, massive sector rotations to

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6  | USAA INCOME STOCK FUND

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  things like government intervention and irrational fears and euphoria. The good news is that the factors we follow began to matter as the period was ending.

o WHAT'S OFII'S OUTLOOK?

  Large macro-economic themes can dominate the market for periods of time -- sometimes for extended periods -- but stock prices ultimately reflect fundamentals. With the worst-case scenario of economic depression seemingly not going to happen, the market has been pricing in a strong recovery. The fact is, the consumer is still burdened with debt and fears of unemployment and the moment will arrive when the U.S. government can't pick up all of the slack. Fortunately, there seems to be a general movement towards looking at which individual companies will be able to generate higher revenues and improved profitability.

  On behalf of USAA, we thank you for your investment in the Fund. We are working hard to keep your trust.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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FUND RECOGNITION

USAA INCOME STOCK FUND SHARES

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                             LIPPER LEADER (OVERALL)

                                       [5]

                                     EXPENSE

The Income Stock Fund Shares are listed as a Lipper Leader for Expense of 93 funds within the Lipper Equity Income Funds category for the overall period ended July 31, 2009. The Fund Shares received a Lipper Leader rating for Expense among 93, 71, and 47 funds for the three-, five-, and 10-year periods, respectively. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures as of July 31, 2009.

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Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Expense metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2009, Reuters, All Rights Reserved.

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8  | USAA INCOME STOCK FUND

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INVESTMENT OVERVIEW

USAA INCOME STOCK FUND SHARES (Symbol: USISX)

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                                               7/31/09              7/31/08
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Net Assets                                 $1,190.3 Million     $1,758.1 Million
Net Asset Value Per Share                       $9.53                $12.53

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/09
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      1 YEAR                        5 YEARS                        10 YEARS
     -22.07%                        -2.19%                          -0.66%

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                                 EXPENSE RATIO*
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                                      0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND SHARES' PROSPECTUS DATED DECEMBER 1, 2008, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  9

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 RUSSELL 1000       LIPPER EQUITY INCOME       USAA INCOME STOCK
                  VALUE INDEX            FUNDS INDEX              FUND SHARES
                 ------------       --------------------       -----------------
 7/31/1999        $10,000.00             $10,000.00               $10,000.00
 8/31/1999          9,628.86               9,766.60                 9,797.00
 9/30/1999          9,292.37               9,420.93                 9,546.44
10/31/1999          9,827.21               9,738.19                 9,864.82
11/30/1999          9,750.36               9,683.61                 9,622.24
12/31/1999          9,797.43               9,803.43                 9,572.97
 1/31/2000          9,477.81               9,431.67                 9,299.15
 2/29/2000          8,773.65               8,900.69                 8,574.33
 3/31/2000          9,844.15               9,724.20                 9,659.51
 4/30/2000          9,729.59               9,650.45                 9,627.04
 5/31/2000          9,832.17               9,796.35                 9,940.91
 6/30/2000          9,382.81               9,585.54                 9,625.98
 7/31/2000          9,500.32               9,641.07                 9,615.07
 8/31/2000         10,028.93              10,206.51                10,127.73
 9/30/2000         10,120.77              10,183.84                10,060.50
10/31/2000         10,369.37              10,398.01                10,286.70
11/30/2000          9,984.47              10,032.51                10,066.15
12/31/2000         10,484.70              10,535.09                10,609.04
 1/31/2001         10,525.02              10,622.19                10,603.35
 2/28/2001         10,232.34              10,267.86                10,347.09
 3/31/2001          9,870.77               9,892.24                10,188.65
 4/30/2001         10,354.84              10,406.07                10,681.46
 5/31/2001         10,587.45              10,586.75                10,893.49
 6/30/2001         10,352.63              10,323.88                10,481.18
 7/31/2001         10,330.63              10,312.66                10,631.07
 8/31/2001          9,916.83               9,972.26                10,319.75
 9/30/2001          9,218.87               9,285.28                 9,612.68
10/31/2001          9,139.53               9,332.93                 9,496.59
11/30/2001          9,670.87               9,814.61                 9,902.92
12/31/2001          9,898.64               9,987.07                10,165.88
 1/31/2002          9,822.37               9,889.08                10,069.23
 2/28/2002          9,838.14               9,903.63                10,105.47
 3/31/2002         10,303.59              10,278.94                10,540.75
 4/30/2002          9,950.22               9,928.66                10,182.51
 5/31/2002         10,000.10               9,937.19                10,261.45
 6/30/2002          9,425.92               9,313.69                 9,628.75
 7/31/2002          8,549.70               8,565.72                 8,720.15
 8/31/2002          8,614.25               8,629.04                 8,677.47
 9/30/2002          7,656.45               7,730.94                 7,690.86
10/31/2002          8,223.69               8,199.38                 8,027.91
11/30/2002          8,741.76               8,669.77                 8,512.03
12/31/2002          8,362.06               8,345.84                 8,234.25
 1/31/2003          8,159.62               8,113.58                 7,987.96
 2/28/2003          7,942.09               7,913.11                 7,801.57
 3/31/2003          7,955.28               7,924.46                 7,770.67
 4/30/2003          8,655.53               8,531.43                 8,286.04
 5/31/2003          9,214.25               9,043.69                 8,781.33
 6/30/2003          9,329.46               9,138.23                 8,865.32
 7/31/2003          9,468.38               9,240.19                 8,831.71
 8/31/2003          9,615.92               9,377.49                 8,986.30
 9/30/2003          9,522.10               9,314.54                 8,986.42
10/31/2003         10,104.84               9,778.55                 9,567.06
11/30/2003         10,241.92               9,900.50                 9,756.11
12/31/2003         10,873.23              10,501.20                10,355.78
 1/31/2004         11,064.43              10,664.38                10,606.70
 2/29/2004         11,301.57              10,866.28                10,776.25
 3/31/2004         11,202.64              10,743.16                10,679.59
 4/30/2004         10,928.85              10,562.93                10,393.71
 5/31/2004         11,040.31              10,630.53                10,407.32
 6/30/2004         11,301.17              10,873.65                10,664.84
 7/31/2004         11,141.99              10,643.19                10,459.88
 8/31/2004         11,300.44              10,751.53                10,596.52
 9/30/2004         11,475.61              10,906.24                10,715.43
10/31/2004         11,666.37              11,026.07                10,708.57
11/30/2004         12,256.20              11,519.36                11,278.32
12/31/2004         12,666.63              11,868.55                11,600.73
 1/31/2005         12,441.78              11,654.07                11,336.13
 2/28/2005         12,854.12              11,998.05                11,726.07
 3/31/2005         12,677.74              11,812.85                11,462.64
 4/30/2005         12,450.69              11,596.23                11,175.37
 5/31/2005         12,750.41              11,869.53                11,609.77
 6/30/2005         12,890.00              11,970.78                11,831.05
 7/31/2005         13,262.94              12,355.50                12,218.15
 8/31/2005         13,205.26              12,284.24                12,063.31
 9/30/2005         13,390.67              12,380.90                12,153.88
10/31/2005         13,050.58              12,137.79                11,871.07
11/30/2005         13,479.58              12,498.29                12,210.44
12/31/2005         13,560.10              12,557.47                12,272.28
 1/31/2006         14,086.75              12,950.44                12,748.63
 2/28/2006         14,172.73              13,008.94                12,805.15
 3/31/2006         14,364.74              13,170.05                12,921.77
 4/30/2006         14,729.78              13,461.06                13,164.96
 5/31/2006         14,357.70              13,115.88                12,751.53
 6/30/2006         14,449.55              13,162.18                12,826.45
 7/31/2006         14,800.72              13,333.27                13,119.63
 8/31/2006         15,048.45              13,589.48                13,363.94
 9/30/2006         15,348.43              13,877.32                13,687.22
10/31/2006         15,850.83              14,320.66                14,079.68
11/30/2006         16,212.68              14,599.30                14,300.45
12/31/2006         16,576.61              14,868.28                14,605.03
 1/31/2007         16,788.61              15,068.15                14,804.03
 2/28/2007         16,526.87              14,896.24                14,475.25
 3/31/2007         16,782.38              15,063.32                14,632.94
 4/30/2007         17,402.54              15,690.64                15,180.37
 5/31/2007         18,030.24              16,250.07                15,710.43
 6/30/2007         17,608.94              15,979.51                15,329.76
 7/31/2007         16,794.64              15,366.30                14,527.06
 8/31/2007         16,982.83              15,533.15                14,692.84
 9/30/2007         17,566.15              15,990.63                15,102.12
10/31/2007         17,568.09              16,163.64                15,058.29
11/30/2007         16,709.47              15,450.93                14,251.91
12/31/2007         16,547.89              15,310.91                14,122.19
 1/31/2008         15,885.10              14,614.11                13,572.10
 2/29/2008         15,219.54              14,139.19                12,965.10
 3/31/2008         15,105.11              13,997.79                12,786.64
 4/30/2008         15,841.42              14,632.94                13,368.29
 5/31/2008         15,816.27              14,763.77                13,320.61
 6/30/2008         14,302.32              13,438.35                12,052.22
 7/31/2008         14,250.69              13,336.38                12,013.87
 8/31/2008         14,492.78              13,480.82                12,234.40
 9/30/2008         13,427.97              12,415.81                11,441.08
10/31/2008         11,103.43              10,389.09                 9,482.79
11/30/2008         10,307.21               9,691.97                 8,894.33
12/31/2008         10,450.27               9,890.33                 9,091.25
 1/31/2009          9,248.60               8,997.40                 8,186.98
 2/28/2009          8,012.89               8,007.03                 7,166.04
 3/31/2009          8,698.02               8,661.77                 7,684.41
 4/30/2009          9,630.38               9,482.25                 8,350.07
 5/31/2009         10,225.88              10,042.14                 8,771.00
 6/30/2009         10,150.37              10,022.09                 8,713.82
 7/31/2009         10,981.19              10,783.74                 9,362.92

                                  [END CHART]

         Data from 7/31/99 to 7/31/09.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Shares to the following benchmarks:

o The unmanaged Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

o The unmanaged Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds within the Lipper Equity Income Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

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10  | USAA INCOME STOCK FUND

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USAA INCOME STOCK FUND INSTITUTIONAL SHARES*

--------------------------------------------------------------------------------
                                                                     7/31/09
--------------------------------------------------------------------------------
Net Assets                                                        $34.2 Million
Net Asset Value Per Share                                             $9.52

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                    AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/09
--------------------------------------------------------------------------------
                            SINCE INCEPTION 8/01/08**
                                     -21.67%

--------------------------------------------------------------------------------
                                EXPENSE RATIO***
--------------------------------------------------------------------------------
                                      0.62%

*The USAA Income Stock Fund Institutional Shares (Institutional Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

***THE EXPENSE RATIO REPRESENTS THE ESTIMATED TOTAL ANNUAL OPERATING EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE INSTITUTIONAL SHARES' PROSPECTUS DATED DECEMBER 1, 2008, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. FOR THE FIRST TWO FISCAL YEARS, USAA INVESTMENT MANAGEMENT COMPANY (IMCO) HAS VOLUNTARILY AGREED TO LIMIT THE INSTITUTIONAL SHARES' TOTAL ANNUAL OPERATING EXPENSES TO 0.62%, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES. IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. THE INSTITUTIONAL SHARES' ACTUAL EXPENSE RATIO FOR THE YEAR ENDED JULY 31, 2009, WAS 0.64% AS DISCLOSED IN THE FINANCIAL HIGHLIGHTS BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total return quoted does not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                   [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               LIPPER EQUITY INCOME     USAA INCOME STOCK FUND     RUSSELL 1000
                    FUNDS INDEX          INSTITUTIONAL SHARES       VALUE INDEX
               --------------------     ----------------------     ------------
 7/31/2008          $10,000.00                $10,000.00            $10,000.00
 8/31/2008           10,108.31                 10,208.00             10,169.88
 9/30/2008            9,309.73                  9,549.79              9,422.68
10/31/2008            7,790.03                  7,915.22              7,791.50
11/30/2008            7,267.31                  7,424.04              7,232.78
12/31/2008            7,416.05                  7,586.24              7,333.17
 1/31/2009            6,746.50                  6,838.98              6,489.93
 2/28/2009            6,003.90                  5,986.14              5,622.81
 3/31/2009            6,494.84                  6,424.15              6,103.58
 4/30/2009            7,110.06                  6,972.46              6,757.83
 5/31/2009            7,529.88                  7,332.54              7,175.71
 6/30/2009            7,514.85                  7,281.29              7,122.72
 7/31/2009            8,085.95                  7,832.53              7,705.72

                                   [END CHART]

         *Data from 7/31/08 to 7/31/09.

         See page 10 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Institutional Shares to the benchmarks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the Lipper Equity Income Funds Index and the Russell 1000 Value Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA INCOME STOCK FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                  AS OF 7/31/09
                          (% of Net Assets of the Fund)

Exxon Mobil Corp. .......................................................   6.1%
Chevron Corp. ...........................................................   4.0%
Pfizer, Inc. ............................................................   3.3%
ConocoPhillips ..........................................................   2.4%
UnitedHealth Group, Inc. ................................................   2.3%
AT&T, Inc. ..............................................................   1.9%
Johnson & Johnson .......................................................   1.7%
JPMorgan Chase & Co. ....................................................   1.6%
General Electric Co. ....................................................   1.6%
Home Depot, Inc. ........................................................   1.6%

You will find a complete list of securities that the Fund owns on pages 17-35.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                    o SECTOR ASSET ALLOCATION -- 7/31/2009 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

Financials                                                                 19.6%
Energy                                                                     18.2%
Health Care                                                                16.0%
Information Technology                                                      9.7%
Consumer Discretionary                                                      9.5%
Consumer Staples                                                            8.9%
Industrials                                                                 6.1%
Telecommunication Services                                                  4.1%
Materials                                                                   3.1%
Utilities                                                                   2.5%
Money Market Instruments*                                                   2.2%

                                   [END CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

14  | USAA INCOME STOCK FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2009, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2010.

98.26% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2009, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2009, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $153,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INCOME STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Stock Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Stock Fund at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 18, 2009

================================================================================

16  | USAA INCOME STOCK FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2009

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             COMMON STOCKS (97.7%)

             CONSUMER DISCRETIONARY (9.5%)
             -----------------------------
             ADVERTISING (0.1%)
   345,000   Interpublic Group of Companies, Inc.*                                       $    1,797
                                                                                         ----------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.2%)
     7,000   Carter's, Inc.*                                                                    198
    31,700   Coach, Inc.                                                                        938
     5,400   Columbia Sportswear Co.                                                            191
    32,700   Jones Apparel Group, Inc.                                                          450
     2,500   VF Corp.                                                                           162
                                                                                         ----------
                                                                                              1,939
                                                                                         ----------
             APPAREL RETAIL (0.2%)
    13,300   Abercrombie & Fitch Co. "A"                                                        380
     9,000   American Eagle Outfitters, Inc.                                                    130
    57,900   Foot Locker, Inc.                                                                  642
    84,100   Limited Brands, Inc.                                                             1,088
                                                                                         ----------
                                                                                              2,240
                                                                                         ----------
             AUTO PARTS & EQUIPMENT (0.4%)
    23,200   Autoliv, Inc.                                                                      831
   125,200   Johnson Controls, Inc.                                                           3,240
    18,300   TRW Automotive Holdings Corp.*                                                     308
                                                                                         ----------
                                                                                              4,379
                                                                                         ----------
             AUTOMOBILE MANUFACTURERS (0.2%)
   367,900   Ford Motor Co.*                                                                  2,943
     1,300   Thor Industries, Inc.                                                               31
                                                                                         ----------
                                                                                              2,974
                                                                                         ----------
             AUTOMOTIVE RETAIL (0.4%)
   168,500   AutoNation, Inc.*(a)                                                             3,484
    15,100   O'Reilly Automotive, Inc.*                                                         614
    61,500   Penske Automotive Group, Inc.                                                    1,272
                                                                                         ----------
                                                                                              5,370
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             BROADCASTING (0.1%)
   153,800   CBS Corp. "B"                                                               $    1,259
     4,300   Liberty Media Corp. - Capital "A"*                                                  63
                                                                                         ----------
                                                                                              1,322
                                                                                         ----------
             CABLE & SATELLITE (0.9%)
    31,100   Cablevision Systems Corp. "A"                                                      637
   712,000   Comcast Corp. "A"                                                               10,580
    13,600   Time Warner Cable, Inc.                                                            450
                                                                                         ----------
                                                                                             11,667
                                                                                         ----------
             CASINOS & GAMING (0.0%)
     2,100   Penn National Gaming, Inc.*                                                         67
                                                                                         ----------
             COMPUTER & ELECTRONICS RETAIL (0.3%)
     4,200   Best Buy Co., Inc.                                                                 157
   192,400   RadioShack Corp.                                                                 2,984
    16,700   Rent-A-Center, Inc.*                                                               347
                                                                                         ----------
                                                                                              3,488
                                                                                         ----------
             DEPARTMENT STORES (0.9%)
   128,400   J.C. Penney Co., Inc.                                                            3,871
    71,800   Kohl's Corp.*                                                                    3,486
    45,000   Macy's, Inc.                                                                       626
    47,000   Sears Holdings Corp.*(a)                                                         3,118
                                                                                         ----------
                                                                                             11,101
                                                                                         ----------
             DISTRIBUTORS (0.2%)
    86,600   Genuine Parts Co.                                                                3,067
                                                                                         ----------
             EDUCATION SERVICES (0.2%)
    20,600   Apollo Group, Inc. "A"*                                                          1,422
    22,200   Career Education Corp.*                                                            509
     5,700   ITT Educational Services, Inc.*                                                    555
                                                                                         ----------
                                                                                              2,486
                                                                                         ----------
             GENERAL MERCHANDISE STORES (0.2%)
    39,700   Family Dollar Stores, Inc.                                                       1,248
    36,000   Target Corp.                                                                     1,570
                                                                                         ----------
                                                                                              2,818
                                                                                         ----------
             HOME FURNISHINGS (0.3%)
   153,300   Leggett & Platt, Inc.                                                            2,660
    15,400   Mohawk Industries, Inc.*                                                           794
                                                                                         ----------
                                                                                              3,454
                                                                                         ----------

================================================================================

18  | USAA INCOME STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             HOME IMPROVEMENT RETAIL (2.4%)
   747,700   Home Depot, Inc.                                                            $   19,395
   433,800   Lowe's Companies, Inc.                                                           9,743
                                                                                         ----------
                                                                                             29,138
                                                                                         ----------
             HOMEBUILDING (0.3%)
   109,600   D.R. Horton, Inc.                                                                1,270
    50,200   KB Home                                                                            838
     1,070   NVR, Inc.*                                                                         643
    21,400   Toll Brothers, Inc.*                                                               419
                                                                                         ----------
                                                                                              3,170
                                                                                         ----------
             HOMEFURNISHING RETAIL (0.1%)
     5,300   Aaron's, Inc.                                                                      145
    36,800   Bed Bath & Beyond, Inc.*                                                         1,279
    17,000   Williams-Sonoma, Inc.                                                              239
                                                                                         ----------
                                                                                              1,663
                                                                                         ----------
             HOTELS, RESORTS, & CRUISE LINES (0.0%)
    28,700   Royal Caribbean Cruises Ltd.(a)                                                    417
                                                                                         ----------
             HOUSEHOLD APPLIANCES (0.2%)
    18,200   Black & Decker Corp.                                                               684
     9,500   Snap-On, Inc.                                                                      338
    12,000   Stanley Works                                                                      482
    14,600   Whirlpool Corp.                                                                    834
                                                                                         ----------
                                                                                              2,338
                                                                                         ----------
             HOUSEWARES & SPECIALTIES (0.1%)
    10,500   Fortune Brands, Inc.                                                               415
    15,900   Jarden Corp.*                                                                      392
    39,700   Newell Rubbermaid, Inc.                                                            511
                                                                                         ----------
                                                                                              1,318
                                                                                         ----------
             LEISURE PRODUCTS (0.2%)
    76,100   Hasbro, Inc.                                                                     2,017
                                                                                         ----------
             MOTORCYCLE MANUFACTURERS (0.1%)
    36,200   Harley-Davidson, Inc.                                                              818
                                                                                         ----------
             MOVIES & ENTERTAINMENT (1.0%)
     2,300   DreamWorks Animation SKG, Inc. "A"*                                                 73
   152,300   News Corp. "A"                                                                   1,573
     5,300   Regal Entertainment Group "A"                                                       66
   204,133   Time Warner, Inc.                                                                5,442
    14,300   Viacom, Inc. "B"*                                                                  331
   184,300   Walt Disney Co.                                                                  4,630
                                                                                         ----------
                                                                                             12,115
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             PUBLISHING (0.2%)
   217,800   Gannett Co., Inc.                                                           $    1,525
    33,200   McClatchy Co. "A"(a)                                                                76
    12,300   Meredith Corp.                                                                     325
    10,700   New York Times Co. "A"(a)                                                           84
                                                                                         ----------
                                                                                              2,010
                                                                                         ----------
             RESTAURANTS (0.1%)
    19,300   McDonald's Corp.                                                                 1,063
                                                                                         ----------
             SPECIALIZED CONSUMER SERVICES (0.0%)
     2,400   Weight Watchers International, Inc.                                                 67
                                                                                         ----------
             SPECIALTY STORES (0.2%)
    52,041   Barnes & Noble, Inc.(a)                                                          1,199
    20,700   OfficeMax, Inc.                                                                    193
    44,400   Staples, Inc.                                                                      933
                                                                                         ----------
                                                                                              2,325
                                                                                         ----------
             Total Consumer Discretionary                                                   116,628
                                                                                         ----------
             CONSUMER STAPLES (8.9%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.3%)
   100,900   Archer-Daniels-Midland Co.                                                       3,039
     8,900   Bunge Ltd.                                                                         623
                                                                                         ----------
                                                                                              3,662
                                                                                         ----------
             BREWERS (0.1%)
    42,300   Molson Coors Brewing Co. "B"                                                     1,912
                                                                                         ----------
             DISTILLERS & VINTNERS (0.0%)
    21,100   Constellation Brands, Inc. "A"*                                                    288
                                                                                         ----------
             DRUG RETAIL (0.8%)
    59,500   CVS Caremark Corp.                                                               1,992
   246,300   Walgreen Co.                                                                     7,648
                                                                                         ----------
                                                                                              9,640
                                                                                         ----------
             FOOD RETAIL (0.3%)
     8,900   Casey's General Stores, Inc.                                                       244
    91,800   Kroger Co.                                                                       1,963
    69,442   SUPERVALU, Inc.                                                                  1,030
                                                                                         ----------
                                                                                              3,237
                                                                                         ----------
             HOUSEHOLD PRODUCTS (2.0%)
    51,700   Clorox Co.                                                                       3,154
    49,500   Colgate-Palmolive Co.                                                            3,586
    37,200   Kimberly-Clark Corp.                                                             2,174

================================================================================

20  | USAA INCOME STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
   271,700   Procter & Gamble Co.                                                        $   15,082
                                                                                         ----------
                                                                                             23,996
                                                                                         ----------
             HYPERMARKETS & SUPER CENTERS (1.2%)
    11,600   BJ's Wholesale Club, Inc.*                                                         387
   279,900   Wal-Mart Stores, Inc.                                                           13,961
                                                                                         ----------
                                                                                             14,348
                                                                                         ----------
             PACKAGED FOODS & MEAT (1.4%)
     2,200   Campbell Soup Co.                                                                   68
   128,900   ConAgra Foods, Inc.                                                              2,530
    15,700   Del Monte Foods Co.                                                                152
    57,100   General Mills, Inc.                                                              3,364
    15,200   Hershey Co.                                                                        607
    27,900   Hormel Foods Corp.                                                               1,002
    11,900   J.M. Smucker Co.                                                                   595
    16,800   Kellogg Co.                                                                        798
   160,979   Kraft Foods, Inc. "A"                                                            4,562
     3,100   Ralcorp Holdings, Inc.*                                                            197
   131,700   Sara Lee Corp.                                                                   1,401
   184,200   Tyson Foods, Inc. "A"                                                            2,106
                                                                                         ----------
                                                                                             17,382
                                                                                         ----------
             PERSONAL PRODUCTS (0.0%)
     6,600   Avon Products, Inc.                                                                214
                                                                                         ----------
             SOFT DRINKS (1.6%)
   234,500   Coca-Cola Co.                                                                   11,688
    36,500   Coca-Cola Enterprises, Inc.                                                        686
    16,400   Pepsi Bottling Group, Inc.                                                         557
   124,200   PepsiCo, Inc.                                                                    7,048
                                                                                         ----------
                                                                                             19,979
                                                                                         ----------
             TOBACCO (1.2%)
   341,200   Altria Group, Inc.                                                               5,981
   143,500   Philip Morris International, Inc.                                                6,687
    46,600   Reynolds American, Inc.                                                          2,028
                                                                                         ----------
                                                                                             14,696
                                                                                         ----------
             Total Consumer Staples                                                         109,354
                                                                                         ----------
             ENERGY (18.2%)
             --------------
             INTEGRATED OIL & GAS (13.6%)
   699,301   Chevron Corp.                                                                   48,580
   684,577   ConocoPhillips                                                                  29,923
 1,061,300   Exxon Mobil Corp.                                                               74,705

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
    18,200   Hess Corp.                                                                  $    1,005
   123,400   Marathon Oil Corp.                                                               3,980
   112,400   Occidental Petroleum Corp.                                                       8,018
                                                                                         ----------
                                                                                            166,211
                                                                                         ----------
             OIL & GAS DRILLING (0.4%)
     4,800   ENSCO International, Inc.                                                          182
   161,000   Nabors Industries Ltd.*                                                          2,740
    36,700   Patterson-UTI Energy, Inc.                                                         507
     3,200   Rowan Companies, Inc.                                                               68
    60,200   Unit Corp.*                                                                      1,908
                                                                                         ----------
                                                                                              5,405
                                                                                         ----------
             OIL & GAS EQUIPMENT & SERVICES (1.2%)
    19,200   Baker Hughes, Inc.                                                                 778
   105,000   BJ Services Co.                                                                  1,489
     6,800   Complete Production Services, Inc.*                                                 56
   100,812   Exterran Holdings, Inc.*(a)                                                      1,753
   208,100   Helix Energy Solutions Group, Inc.*                                              2,183
    40,500   National-Oilwell Varco, Inc.*                                                    1,455
    58,800   Oil States International, Inc.*                                                  1,595
    48,800   Schlumberger Ltd.                                                                2,611
     9,100   Superior Energy Services, Inc.*                                                    151
    57,500   Tidewater, Inc.                                                                  2,587
                                                                                         ----------
                                                                                             14,658
                                                                                         ----------
             OIL & GAS EXPLORATION & PRODUCTION (1.9%)
    18,100   Anadarko Petroleum Corp.                                                           872
    78,070   Apache Corp.                                                                     6,554
   161,200   Chesapeake Energy Corp.                                                          3,456
    18,500   Cimarex Energy Co.                                                                 662
    20,400   Comstock Resources, Inc.*                                                          785
    81,200   Devon Energy Corp.                                                               4,717
    18,300   Noble Energy, Inc.                                                               1,119
    66,400   Pioneer Natural Resources Co.                                                    1,896
    53,900   Plains Exploration & Production Co.*                                             1,544
    46,300   XTO Energy, Inc.                                                                 1,863
                                                                                         ----------
                                                                                             23,468
                                                                                         ----------
             OIL & GAS REFINING & MARKETING (0.8%)
    55,800   Sunoco, Inc.                                                                     1,378
   120,300   Tesoro Corp.                                                                     1,575
   354,800   Valero Energy Corp.                                                              6,386
     9,200   World Fuel Services Corp.                                                          404
                                                                                         ----------
                                                                                              9,743
                                                                                         ----------

================================================================================

22  | USAA INCOME STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             OIL & GAS STORAGE & TRANSPORTATION (0.3%)
     7,000   Frontline Ltd.                                                              $      160
     6,900   Overseas Shipholding Group, Inc.                                                   237
   191,200   Williams Companies, Inc.                                                         3,191
                                                                                         ----------
                                                                                              3,588
                                                                                         ----------
             Total Energy                                                                   223,073
                                                                                         ----------
             FINANCIALS (19.6%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
   111,900   Ameriprise Financial, Inc.                                                       3,111
    63,400   Bank of New York Mellon Corp.                                                    1,733
    11,740   Franklin Resources, Inc.                                                         1,041
    13,100   State Street Corp.                                                                 659
                                                                                         ----------
                                                                                              6,544
                                                                                         ----------
             CONSUMER FINANCE (0.4%)
   109,100   American Express Co.                                                             3,091
    22,200   Capital One Financial Corp.                                                        681
    80,100   SLM Corp.*                                                                         712
     1,600   Student Loan Corp.                                                                  72
                                                                                         ----------
                                                                                              4,556
                                                                                         ----------
             DIVERSIFIED BANKS (1.5%)
    43,000   Comerica, Inc.                                                                   1,025
   262,149   U.S. Bancorp                                                                     5,350
   508,000   Wells Fargo & Co.                                                               12,426
                                                                                         ----------
                                                                                             18,801
                                                                                         ----------
             INSURANCE BROKERS (0.5%)
    92,300   Arthur J. Gallagher & Co.                                                        2,114
    14,700   Brown & Brown, Inc.                                                                282
   201,200   Marsh & McLennan Companies, Inc.                                                 4,108
                                                                                         ----------
                                                                                              6,504
                                                                                         ----------
             INVESTMENT BANKING & BROKERAGE (2.0%)
   109,210   Goldman Sachs Group, Inc.                                                       17,834
    21,800   Jefferies Group, Inc.*                                                             498
    25,900   Knight Capital Group, Inc. "A"*                                                    481
   169,031   Morgan Stanley                                                                   4,817
    39,900   Raymond James Financial, Inc.(a)                                                   819
     6,100   Stifel Financial Corp.*                                                            305
                                                                                         ----------
                                                                                             24,754
                                                                                         ----------
             LIFE & HEALTH INSURANCE (1.0%)
    37,000   Lincoln National Corp.                                                             784
   113,900   MetLife, Inc.                                                                    3,867

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
    21,700   Principal Financial Group, Inc.                                             $      514
    18,900   Protective Life Corp.                                                              283
    40,400   Prudential Financial, Inc.                                                       1,788
    53,800   StanCorp Financial Group, Inc.                                                   1,852
    30,600   Torchmark Corp.                                                                  1,195
   114,900   Unum Group                                                                       2,157
                                                                                         ----------
                                                                                             12,440
                                                                                         ----------
             MULTI-LINE INSURANCE (0.6%)
   127,800   American Financial Group, Inc.                                                   3,117
    63,800   Assurant, Inc.                                                                   1,628
    84,900   Hartford Financial Services Group, Inc.                                          1,400
    50,300   HCC Insurance Holdings, Inc.                                                     1,263
                                                                                         ----------
                                                                                              7,408
                                                                                         ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (2.8%)
   825,828   Bank of America Corp.                                                           12,214
   762,000   Citigroup, Inc.                                                                  2,416
   513,200   JPMorgan Chase & Co.                                                            19,835
                                                                                         ----------
                                                                                             34,465
                                                                                         ----------
             PROPERTY & CASUALTY INSURANCE (4.1%)
    10,900   Allied World Assurance Co. Holdings Ltd.                                           474
   236,500   Allstate Corp.                                                                   6,364
    48,500   Axis Capital Holdings Ltd.                                                       1,380
   189,000   Chubb Corp.                                                                      8,728
    98,300   Cincinnati Financial Corp.                                                       2,374
    57,600   CNA Financial Corp.*(a)                                                            982
    40,400   Fidelity National Financial, Inc. "A"                                              580
    18,400   First American Corp.                                                               544
     6,600   Hanover Insurance Group, Inc.                                                      259
     1,370   Markel Corp.*                                                                      432
    55,400   Mercury General Corp.                                                            1,943
       900   Navigators Group, Inc.*                                                             44
   139,175   Old Republic International Corp.                                                 1,439
     3,300   ProAssurance Corp.*                                                                168
    92,400   Progressive Corp.*                                                               1,440
     3,100   RLI Corp.                                                                          154
   375,300   Travelers Companies, Inc.                                                       16,164
   164,000   W.R. Berkley Corp.                                                               3,810
     5,100   White Mountains Insurance Group Ltd.                                             1,316
    54,600   XL Capital Ltd. "A"                                                                769
    11,700   Zenith National Insurance Corp.                                                    279
                                                                                         ----------
                                                                                             49,643
                                                                                         ----------

================================================================================

24  | USAA INCOME STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             REGIONAL BANKS (1.8%)
   128,600   Associated Banc Corp.                                                       $    1,394
    49,100   BancorpSouth, Inc.                                                               1,105
    40,300   Bank of Hawaii Corp.                                                             1,546
   139,200   BB&T Corp.                                                                       3,185
    15,200   City National Corp.(a)                                                             599
     6,000   Commerce Bancshares, Inc.                                                          220
    35,600   Cullen/Frost Bankers, Inc.                                                       1,710
    91,100   Fifth Third Bancorp                                                                865
    29,737   First Horizon National Corp.*                                                      381
   206,500   Fulton Financial Corp.                                                           1,396
     1,600   Hancock Holding Co.                                                                 65
     4,400   International Bancshares Corp.                                                      58
    82,800   KeyCorp                                                                            479
     7,700   M&T Bank Corp.                                                                     449
   154,900   Marshall & Ilsley Corp.                                                            936
    60,300   PNC Financial Services Group, Inc.                                               2,211
    14,100   Popular, Inc.(a)                                                                    18
     4,300   Prosperity Bancshares, Inc.                                                        144
   145,600   Regions Financial Corp.                                                            643
    28,400   SunTrust Banks, Inc.                                                               554
   222,400   Synovus Financial Corp.                                                            781
    37,200   TCF Financial Corp.(a)                                                             526
     9,400   Trustmark Corp.                                                                    187
     7,100   UMB Financial Corp.                                                                296
     2,400   United Bankshares, Inc.                                                             49
    22,775   Valley National Bancorp                                                            290
    14,100   Whitney Holding Corp.                                                              123
    17,300   Wilmington Trust Corp.                                                             199
    82,500   Zions Bancorp                                                                    1,120
                                                                                         ----------
                                                                                             21,529
                                                                                         ----------
             REINSURANCE (1.0%)
    49,200   Arch Capital Group Ltd.*                                                         3,060
    73,200   Endurance Specialty Holdings Ltd.                                                2,443
    17,700   Everest Reinsurance Group Ltd.                                                   1,420
    14,900   Odyssey Re Holdings Corp.                                                          688
    18,800   PartnerRe Ltd.                                                                   1,289
    56,400   Reinsurance Group of America, Inc. "A"                                           2,341
    17,900   RenaissanceRe Holdings Ltd.                                                        899
    11,500   Transatlantic Holdings, Inc.                                                       544
                                                                                         ----------
                                                                                             12,684
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             REITs - DIVERSIFIED (0.5%)
   119,000   Liberty Property Trust, Inc.                                                $    3,305
    51,085   Vornado Realty Trust                                                             2,606
                                                                                         ----------
                                                                                              5,911
                                                                                         ----------
             REITs - INDUSTRIAL (0.1%)
   118,700   ProLogis                                                                         1,043
                                                                                         ----------
             REITs - MORTGAGE (0.2%)
   100,400   Annaly Capital Management, Inc.                                                  1,692
                                                                                         ----------
             REITs - OFFICE (0.2%)
     1,300   Boston Properties, Inc.                                                             69
     8,100   Brandywine Realty Trust                                                             66
    80,200   Duke Realty Corp.                                                                  761
    18,400   Kilroy Realty Corp.                                                                434
    30,100   Mack-Cali Realty Corp.                                                             840
                                                                                         ----------
                                                                                              2,170
                                                                                         ----------
             REITs - RESIDENTIAL (0.7%)
    42,400   Apartment Investment & Management Co. "A"                                          398
        65   AvalonBay Communities, Inc.                                                          4
    26,700   BRE Properties, Inc.                                                               633
   153,400   Equity Residential Properties Trust                                              3,682
    28,660   Essex Property Trust, Inc.                                                       1,863
   220,932   UDR, Inc.                                                                        2,309
                                                                                         ----------
                                                                                              8,889
                                                                                         ----------
             REITs - RETAIL (0.4%)
   111,763   CBL & Associates Properties, Inc.                                                  664
   201,900   Kimco Realty Corp.                                                               1,986
   151,000   Weingarten Realty Investors                                                      2,330
                                                                                         ----------
                                                                                              4,980
                                                                                         ----------
             REITs - SPECIALIZED (0.5%)
    81,400   HCP, Inc.                                                                        2,097
    16,000   Health Care REIT, Inc.                                                             641
    67,600   Hospitality Properties Trust                                                     1,067
    59,600   Nationwide Health Properties, Inc.                                               1,730
    13,900   Public Storage                                                                   1,009
                                                                                         ----------
                                                                                              6,544
                                                                                         ----------
             SPECIALIZED FINANCE (0.4%)
    10,320   CME Group, Inc.                                                                  2,878
    26,800   Moody's Corp.                                                                      636

================================================================================

26  | USAA INCOME STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
    20,200   NASDAQ OMX Group, Inc.*                                                     $      427
    20,200   NYSE Euronext                                                                      544
                                                                                         ----------
                                                                                              4,485
                                                                                         ----------
             THRIFTS & MORTGAGE FINANCE (0.4%)
    18,100   Astoria Financial Corp.                                                            176
     2,900   Capitol Federal Financial                                                          107
    17,200   First Niagara Financial Group, Inc.                                                226
   140,800   Hudson City Bancorp, Inc.                                                        1,980
   152,500   New York Community Bancorp, Inc.(a)                                              1,668
    17,600   NewAlliance Bancshares, Inc.                                                       215
    25,100   People's United Financial, Inc.                                                    408
    41,900   TFS Financial Corp.                                                                465
                                                                                         ----------
                                                                                              5,245
                                                                                         ----------
             Total Financials                                                               240,287
                                                                                         ----------
             HEALTH CARE (16.0%)
             -------------------
             BIOTECHNOLOGY (1.5%)
   249,100   Amgen, Inc.*                                                                    15,521
    22,600   Biogen Idec, Inc.*                                                               1,075
    31,300   Gilead Sciences, Inc.*                                                           1,532
                                                                                         ----------
                                                                                             18,128
                                                                                         ----------
             HEALTH CARE DISTRIBUTORS (1.5%)
   251,600   AmerisourceBergen Corp.                                                          4,961
   149,900   Cardinal Health, Inc.                                                            4,992
   164,200   McKesson Corp.                                                                   8,399
                                                                                         ----------
                                                                                             18,352
                                                                                         ----------
             HEALTH CARE EQUIPMENT (0.4%)
    36,500   Medtronic, Inc.                                                                  1,293
     2,800   Teleflex, Inc.                                                                     134
    76,700   Zimmer Holdings, Inc.*                                                           3,574
                                                                                         ----------
                                                                                              5,001
                                                                                         ----------
             HEALTH CARE FACILITIES (0.1%)
    15,300   LifePoint Hospitals, Inc.*                                                         423
                                                                                         ----------
             HEALTH CARE SERVICES (0.1%)
     7,800   Express Scripts, Inc.*                                                             546
    44,600   Omnicare, Inc.                                                                   1,065
                                                                                         ----------
                                                                                              1,611
                                                                                         ----------
             HEALTH CARE SUPPLIES (0.0%)
     6,000   Cooper Companies, Inc.                                                             165
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             HEALTH CARE TECHNOLOGY (0.0%)
     6,700   IMS Health, Inc.                                                            $       80
                                                                                         ----------
             LIFE SCIENCES TOOLS & SERVICES (0.1%)
    90,100   PerkinElmer, Inc.                                                                1,589
                                                                                         ----------
             MANAGED HEALTH CARE (4.2%)
    26,100   CIGNA Corp.                                                                        741
   148,800   Coventry Health Care, Inc.*                                                      3,423
    34,300   Health Net, Inc.*                                                                  464
    70,600   Humana, Inc.*                                                                    2,319
 1,017,995   UnitedHealth Group, Inc.                                                        28,565
   297,669   WellPoint, Inc.*                                                                15,669
                                                                                         ----------
                                                                                             51,181
                                                                                         ----------
             PHARMACEUTICALS (8.1%)
    58,800   Abbott Laboratories                                                              2,645
   149,900   Bristol-Myers Squibb Co.                                                         3,259
   105,200   Eli Lilly and Co.                                                                3,670
   145,500   Forest Laboratories, Inc.*                                                       3,758
   346,000   Johnson & Johnson                                                               21,068
   112,200   King Pharmaceuticals, Inc.*                                                      1,018
   352,500   Merck & Co., Inc.                                                               10,579
 2,569,800   Pfizer, Inc.                                                                    40,937
    37,000   Schering-Plough Corp.                                                              981
   243,700   Wyeth                                                                           11,344
                                                                                         ----------
                                                                                             99,259
                                                                                         ----------
             Total Health Care                                                              195,789
                                                                                         ----------
             INDUSTRIALS (6.1%)
             ------------------
             AEROSPACE & DEFENSE (1.2%)
    35,400   Boeing Co.                                                                       1,519
     5,156   DigitalGlobe, Inc.*                                                                 94
    79,800   General Dynamics Corp.                                                           4,420
    12,700   L-3 Communications Holdings, Inc.                                                  959
    77,400   Northrop Grumman Corp.                                                           3,450
    56,100   Raytheon Co.                                                                     2,634
    29,200   United Technologies Corp.                                                        1,591
                                                                                         ----------
                                                                                             14,667
                                                                                         ----------
             AIR FREIGHT & LOGISTICS (0.5%)
    62,300   FedEx Corp.                                                                      4,226
    12,800   United Parcel Service, Inc. "B"                                                    688
    61,900   UTi Worldwide, Inc.*                                                               781
                                                                                         ----------
                                                                                              5,695
                                                                                         ----------

================================================================================

28  | USAA INCOME STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             AIRLINES (0.1%)
    19,300   JetBlue Airways Corp.*                                                      $       99
    74,000   Southwest Airlines Co.                                                             581
                                                                                         ----------
                                                                                                680
                                                                                         ----------
             BUILDING PRODUCTS (0.2%)
    10,000   Armstrong World Industries, Inc.*                                                  246
   124,500   Masco Corp.                                                                      1,734
    19,700   Owens Corning, Inc.*                                                               362
     6,300   Simpson Manufacturing Co., Inc.                                                    179
                                                                                         ----------
                                                                                              2,521
                                                                                         ----------
             COMMERCIAL PRINTING (0.2%)
   208,500   R.R. Donnelley & Sons Co.                                                        2,898
                                                                                         ----------
             CONSTRUCTION & ENGINEERING (0.2%)
     6,400   Granite Construction, Inc.                                                         217
    50,300   URS Corp.*                                                                       2,545
                                                                                         ----------
                                                                                              2,762
                                                                                         ----------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.2%)
    16,000   Caterpillar, Inc.                                                                  705
    10,100   Oshkosh Corp.                                                                      277
    33,000   Terex Corp.*                                                                       501
    24,300   Trinity Industries, Inc.                                                           339
                                                                                         ----------
                                                                                              1,822
                                                                                         ----------
             DIVERSIFIED SUPPORT SERVICES (0.0%)
    14,200   Cintas Corp.                                                                       358
                                                                                         ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
     3,400   Baldor Electric Co.                                                                 88
     3,400   Regal-Beloit Corp.                                                                 158
     4,400   Rockwell Automation, Inc.                                                          182
     7,200   Roper Industries, Inc.                                                             344
    63,000   Thomas & Betts Corp.*                                                            1,678
                                                                                         ----------
                                                                                              2,450
                                                                                         ----------
             ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
    17,900   Waste Management, Inc.                                                             503
                                                                                         ----------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
    28,000   Manpower, Inc.                                                                   1,343
                                                                                         ----------
             INDUSTRIAL CONGLOMERATES (1.8%)
    30,600   3M Co.                                                                           2,158
    12,600   Carlisle Companies, Inc.                                                           395
 1,455,200   General Electric Co.                                                            19,499

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
    27,600   Textron, Inc.                                                               $      371
                                                                                         ----------
                                                                                             22,423
                                                                                         ----------
             INDUSTRIAL MACHINERY (0.3%)
    62,500   Crane Co.                                                                        1,326
     3,700   Danaher Corp.                                                                      227
     4,000   Eaton Corp.                                                                        208
    18,800   Gardner Denver, Inc.*                                                              549
     7,700   Graco, Inc.                                                                        190
    11,500   Parker-Hannifin Corp.                                                              509
    21,700   Timken Co.                                                                         442
                                                                                         ----------
                                                                                              3,451
                                                                                         ----------
             OFFICE SERVICES & SUPPLIES (0.3%)
    36,100   Avery Dennison Corp.                                                               965
     9,000   HNI Corp.(a)                                                                       200
   110,400   Pitney Bowes, Inc.                                                               2,280
                                                                                         ----------
                                                                                              3,445
                                                                                         ----------
             RAILROADS (0.6%)
     6,430   Burlington Northern Santa Fe Corp.                                                 505
    28,900   CSX Corp.                                                                        1,160
   112,100   Norfolk Southern Corp.                                                           4,848
     9,300   Union Pacific Corp.                                                                535
                                                                                         ----------
                                                                                              7,048
                                                                                         ----------
             TRADING COMPANIES & DISTRIBUTORS (0.2%)
    79,700   GATX Corp.                                                                       2,010
                                                                                         ----------
             TRUCKING (0.0%)
     6,900   Werner Enterprises, Inc.                                                           125
                                                                                         ----------
             Total Industrials                                                               74,201
                                                                                         ----------

             INFORMATION TECHNOLOGY (9.7%)
             -----------------------------
             APPLICATION SOFTWARE (0.3%)
     9,300   Amdocs Ltd.*                                                                       223
    57,000   Cadence Design Systems, Inc.*                                                      336
     4,500   Citrix Systems, Inc.*                                                              160
   304,800   Compuware Corp.*                                                                 2,234
     9,000   Fair Isaac Corp.                                                                   173
    12,613   Synopsys, Inc.*                                                                    252
                                                                                         ----------
                                                                                              3,378
                                                                                         ----------
             COMMUNICATIONS EQUIPMENT (2.9%)
    16,300   ARRIS Group, Inc.*                                                                 199
   676,800   Cisco Systems, Inc.*                                                            14,896

================================================================================

30  | USAA INCOME STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
    73,600   CommScope, Inc.*                                                            $    1,884
    65,000   Harris Corp.                                                                     2,035
   518,902   Motorola, Inc.                                                                   3,715
   279,300   QUALCOMM, Inc.                                                                  12,906
    34,400   Tellabs, Inc.*                                                                     200
                                                                                         ----------
                                                                                             35,835
                                                                                         ----------
             COMPUTER HARDWARE (0.9%)
     3,060   Apple, Inc.*                                                                       500
   101,200   Dell, Inc.*                                                                      1,354
   125,000   Hewlett-Packard Co.                                                              5,413
    33,100   International Business Machines Corp.                                            3,903
                                                                                         ----------
                                                                                             11,170
                                                                                         ----------
             COMPUTER STORAGE & PERIPHERALS (0.5%)
   141,300   EMC Corp.*                                                                       2,128
    50,600   Lexmark International, Inc. "A"*                                                   733
    44,900   QLogic Corp.*                                                                      586
   103,785   SanDisk Corp.*                                                                   1,849
    33,200   Seagate Technology                                                                 400
    13,100   Western Digital Corp.*                                                             396
                                                                                         ----------
                                                                                              6,092
                                                                                         ----------
             DATA PROCESSING & OUTSOURCED SERVICES (0.4%)
    13,900   Affiliated Computer Services, Inc. "A"*                                            659
    57,700   Computer Sciences Corp.*                                                         2,779
    50,100   Convergys Corp.*                                                                   537
     7,000   Fidelity National Information Services, Inc.                                       164
     1,700   Global Payments, Inc.                                                               72
                                                                                         ----------
                                                                                              4,211
                                                                                         ----------
             ELECTRONIC COMPONENTS (0.0%)
    14,700   Corning, Inc.                                                                      250
    10,300   Vishay Intertechnology, Inc.*                                                       73
                                                                                         ----------
                                                                                                323
                                                                                         ----------
             INTERNET RETAIL (0.0%)
    22,300   IAC/InterActiveCorp.*                                                              411
                                                                                         ----------
             INTERNET SOFTWARE & SERVICES (0.9%)
   192,400   eBay, Inc.*                                                                      4,089
    14,550   Google, Inc. "A"*                                                                6,446
                                                                                         ----------
                                                                                             10,535
                                                                                         ----------
             IT CONSULTING & OTHER SERVICES (0.1%)
    13,600   Accenture Ltd. "A"                                                                 477
     2,300   Cognizant Technology Solutions Corp. "A"*                                           68

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
    29,300   Perot Systems Corp. "A"*                                                    $      468
    11,800   SAIC, Inc.*                                                                        214
                                                                                         ----------
                                                                                              1,227
                                                                                         ----------
             OFFICE ELECTRONICS (0.1%)
   187,450   Xerox Corp.                                                                      1,535
                                                                                         ----------
             SEMICONDUCTORS (0.2%)
   143,700   Intel Corp.                                                                      2,766
                                                                                         ----------
             SYSTEMS SOFTWARE (2.9%)
   667,000   Microsoft Corp.                                                                 15,688
   358,500   Novell, Inc.*                                                                    1,642
   758,400   Oracle Corp.                                                                    16,783
     9,900   Rovi Corp.*                                                                        259
    63,700   Symantec Corp.*                                                                    951
                                                                                         ----------
                                                                                             35,323
                                                                                         ----------
             TECHNOLOGY DISTRIBUTORS (0.5%)
     8,400   Anixter International, Inc.*                                                       287
   104,000   Arrow Electronics, Inc.*                                                         2,680
     2,900   Avnet, Inc.*                                                                        71
   101,900   Ingram Micro, Inc. "A"*                                                          1,714
    26,800   Tech Data Corp.*                                                                   936
                                                                                         ----------
                                                                                              5,688
                                                                                         ----------
             Total Information Technology                                                   118,494
                                                                                         ----------
             MATERIALS (3.1%)
             ----------------
             ALUMINUM (0.0%)
    13,100   Alcoa, Inc.                                                                        154
                                                                                         ----------
             COMMODITY CHEMICALS (0.0%)
    11,300   Westlake Chemical Corp.(a)                                                         283
                                                                                         ----------
             CONSTRUCTION MATERIALS (0.1%)
    16,300   Vulcan Materials Co.                                                               774
                                                                                         ----------
             DIVERSIFIED CHEMICALS (1.2%)
    16,500   Ashland, Inc.                                                                      547
     5,600   Cabot Corp.                                                                        102
   376,800   Dow Chemical Co.                                                                 7,977
   101,000   E.I. du Pont de Nemours & Co.                                                    3,124
    11,100   Eastman Chemical Co.                                                               551
   357,800   Huntsman Corp.                                                                   2,197
                                                                                         ----------
                                                                                             14,498
                                                                                         ----------

================================================================================

32  | USAA INCOME STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             DIVERSIFIED METALS & MINING (0.1%)
    13,100   Freeport-McMoRan Copper & Gold, Inc.                                        $      790
    13,900   Titanium Metals Corp.                                                              116
                                                                                         ----------
                                                                                                906
                                                                                         ----------
             METAL & GLASS CONTAINERS (0.2%)
     8,600   Ball Corp.                                                                         416
    82,900   Pactiv Corp.*                                                                    2,087
                                                                                         ----------
                                                                                              2,503
                                                                                         ----------
             PAPER PACKAGING (0.1%)
    12,400   Bemis Co., Inc.                                                                    326
    14,900   Sealed Air Corp.                                                                   274
    15,200   Sonoco Products Co.                                                                403
    25,500   Temple-Inland, Inc.                                                                399
                                                                                         ----------
                                                                                              1,402
                                                                                         ----------
             PAPER PRODUCTS (0.2%)
    34,100   International Paper Co.                                                            641
   116,465   MeadWestvaco Corp.                                                               2,270
                                                                                         ----------
                                                                                              2,911
                                                                                         ----------
             SPECIALTY CHEMICALS (0.5%)
    36,400   Albemarle Corp.                                                                  1,081
    12,700   Cytec Industries, Inc.                                                             319
     1,400   Lubrizol Corp.                                                                      81
    83,300   RPM International, Inc.                                                          1,330
   109,900   Valspar Corp.                                                                    2,783
                                                                                         ----------
                                                                                              5,594
                                                                                         ----------
             STEEL (0.7%)
     7,200   Allegheny Technologies, Inc.                                                       195
     7,500   Carpenter Technology Corp.                                                         140
   119,800   Commercial Metals Co.                                                            1,982
    70,000   Nucor Corp.                                                                      3,113
    24,100   Reliance Steel & Aluminum Co.                                                      812
    36,100   Schnitzer Steel Industries, Inc. "A"                                             1,941
     6,380   United States Steel Corp.                                                          254
                                                                                         ----------
                                                                                              8,437
                                                                                         ----------
             Total Materials                                                                 37,462
                                                                                         ----------
             TELECOMMUNICATION SERVICES (4.1%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (3.7%)
   885,170   AT&T, Inc.                                                                      23,218
    24,700   CenturyTel, Inc.                                                                   775

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
   321,700   Frontier Communications Corp.                                               $    2,252
   539,100   Qwest Communications International, Inc.(a)                                      2,081
   510,588   Verizon Communications, Inc.                                                    16,375
                                                                                         ----------
                                                                                             44,701
                                                                                         ----------
             WIRELESS TELECOMMUNICATION SERVICES (0.4%)
     1,600   Leap Wireless International, Inc.*                                                  38
    73,000   NII Holdings, Inc. "B"*                                                          1,680
   572,400   Sprint Nextel Corp.*                                                             2,290
    51,200   Telephone & Data Systems, Inc.                                                   1,318
                                                                                         ----------
                                                                                              5,326
                                                                                         ----------
             Total Telecommunication Services                                                50,027
                                                                                         ----------
             UTILITIES (2.5%)
             ----------------
             ELECTRIC UTILITIES (1.1%)
     1,300   Allete, Inc.                                                                        42
     3,400   Cleco Corp.                                                                         80
    80,900   Exelon Corp.                                                                     4,115
    70,300   FPL Group, Inc.                                                                  3,984
    55,900   Hawaiian Electric Industries, Inc.                                                 999
     5,000   IdaCorp, Inc.                                                                      139
    14,700   Northeast Utilities                                                                338
     9,500   Pinnacle West Capital Corp.                                                        304
     5,900   Portland General Electric Co.                                                      112
    11,800   Progress Energy, Inc.                                                              465
    87,100   Southern Co.                                                                     2,735
                                                                                         ----------
                                                                                             13,313
                                                                                         ----------
             GAS UTILITIES (0.3%)
     8,200   Atmos Energy Corp.                                                                 223
     1,100   Laclede Group, Inc.                                                                 37
     4,900   New Jersey Resources Corp.                                                         189
     8,200   Nicor, Inc.                                                                        299
     2,700   Northwest Natural Gas Co.                                                          121
    12,100   Piedmont Natural Gas Co., Inc.                                                     298
     2,800   South Jersey Industries, Inc.                                                      103
     3,900   Southwest Gas Corp.                                                                 94
    80,900   UGI Corp.                                                                        2,139
                                                                                         ----------
                                                                                              3,503
                                                                                         ----------
             MULTI-UTILITIES (1.1%)
    10,100   CMS Energy Corp.                                                                   131
    27,500   Consolidated Edison, Inc.                                                        1,082
   119,000   Dominion Resources, Inc.                                                         4,022

================================================================================

34  | USAA INCOME STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
     6,500   DTE Energy Co.                                                              $      224
     6,500   Integrys Energy Group, Inc.                                                        220
    86,200   NSTAR                                                                            2,767
    90,700   PG&E Corp.                                                                       3,661
    35,400   Public Service Enterprise Group, Inc.                                            1,149
    10,900   Xcel Energy, Inc.                                                                  217
                                                                                         ----------
                                                                                             13,473
                                                                                         ----------
             WATER UTILITIES (0.0%)
    21,600   Aqua America, Inc.                                                                 390
                                                                                         ----------
             Total Utilities                                                                 30,679
                                                                                         ----------
             Total Common Stocks (cost: $1,241,418)                                       1,195,994
                                                                                         ----------

             MONEY MARKET INSTRUMENTS (2.2%)

             MONEY MARKET FUNDS (2.2%)
27,296,902   State Street Institutional Liquid Reserve Fund, 0.31%(b) (cost: $27,297)        27,297
                                                                                         ----------
             SHORT-TERM INVESTMENTS PURCHASED WITH
             CASH COLLATERAL FROM SECURITIES LOANED (1.2%)

             MONEY MARKET FUNDS (0.9%)
   240,825   AIM Short-Term Investment Co. Liquid Assets Portfolio, 0.39%(b)                    241
10,017,238   BlackRock Provident Liquidity TempFund, 0.31%(b)                                10,017
                                                                                         ----------
             Total Money Market Funds                                                        10,258
                                                                                         ----------

---------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
---------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS (0.3%)
    $3,800   Deutsche Bank Securities, Inc., 0.19%, acquired on 7/31/2009 and due 8/03/2009 at $3,800 (collateralized by $3,503 of
               Fannie Mae(c), 5.00%, due 2/16/2012; market value $3,877)                      3,800
                                                                                         ----------
             Total Short-Term Investments Purchased With Cash Collateral
               From Securities Loaned (cost: $14,058)                                        14,058
                                                                                         ----------

             TOTAL INVESTMENTS (COST: $1,282,773)                                        $1,237,349
                                                                                         ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2009

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

  REIT  Real estate investment trust

o SPECIFIC NOTES

  (a) The security or a portion thereof was out on loan as of July 31, 2009.

  (b) Rate represents the money market fund annualized seven-day yield at July 31, 2009.

  (c) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

    * Non-income-producing security. As of July 31, 2009, 84.5% of the Fund's net assets were invested in dividend-paying stocks.

See accompanying notes to financial statements.

================================================================================

36  | USAA INCOME STOCK FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2009

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities on
      loan of $13,210) (cost of $1,282,773)                                     $1,237,349
   Cash                                                                                  1
   Receivables:
      Capital shares sold:
         Affiliated transactions (Note 8)                                               77
         Nonaffiliated transactions                                                    694
      USAA Investment Management Company (Note 7D)                                       3
      USAA Transfer Agency Company (Note 7E)                                            33
      Dividends and interest                                                         1,674
      Securities sold                                                               13,788
      Other                                                                            476
                                                                                ----------
         Total assets                                                            1,254,095
                                                                                ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                              14,058
      Securities purchased                                                          14,477
      Capital shares redeemed                                                          464
   Accrued management fees                                                             426
   Accrued transfer agent's fees                                                        68
   Other accrued expenses and payables                                                 155
                                                                                ----------
         Total liabilities                                                          29,648
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,224,447
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $1,885,110
   Accumulated undistributed net investment income                                   1,771
   Accumulated net realized loss on investments                                   (617,010)
   Net unrealized depreciation of investments                                      (45,424)
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,224,447
                                                                                ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,190,258/124,947 shares outstanding)         $     9.53
                                                                                ==========
      Institutional Shares (net assets of $34,189/3,591 shares outstanding)     $     9.52
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2009

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes of $1)                             $  41,053
   Interest                                                                 207
   Securities lending (net)                                                 828
                                                                      ---------
         Total income                                                    42,088
                                                                      ---------
EXPENSES
   Management fees                                                        5,429
   Administration and servicing fees:
      Fund Shares                                                         1,847
      Institutional Shares                                                    9
   Transfer agent's fees:
      Fund Shares                                                         3,100
      Institutional Shares                                                    9
   Custody and accounting fees:
      Fund Shares                                                           254
      Institutional Shares                                                    4
   Postage:
      Fund Shares                                                           143
   Shareholder reporting fees:
      Fund Shares                                                            64
   Trustees' fees                                                            10
   Registration fees:
      Fund Shares                                                            36
      Institutional Shares                                                    2
   Professional fees                                                        105
   Other                                                                     38
                                                                      ---------
         Total expenses                                                  11,050
   Expenses paid indirectly:
      Fund Shares                                                          (147)
   Expenses reimbursed:
      Institutional Shares                                                   (3)
                                                                      ---------
         Net expenses                                                    10,900
                                                                      ---------
NET INVESTMENT INCOME                                                    31,188
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                    (530,417)
   Change in net unrealized appreciation/depreciation                   112,630
                                                                      ---------
         Net realized and unrealized loss                              (417,787)
                                                                      ---------
   Decrease in net assets resulting from operations                   $(386,599)
                                                                      =========

See accompanying notes to financial statements.

================================================================================

38  | USAA INCOME STOCK FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                                           2009             2008
------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $   31,188       $   42,552
   Net realized loss on investments                                    (530,417)         (69,284)
   Change in net unrealized appreciation/depreciation of
      investments                                                       112,630         (349,532)
                                                                     ---------------------------
      Decrease in net assets resulting from operations                 (386,599)        (376,264)
                                                                     ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                       (31,698)         (43,284)
      Institutional Shares*                                                (499)               -
                                                                     ---------------------------
         Total distributions of net investment income                   (32,197)         (43,284)
                                                                     ---------------------------
   Net realized gains:
      Fund Shares                                                             -         (155,605)
                                                                     ---------------------------
      Distributions to shareholders                                     (32,197)        (198,889)
                                                                     ---------------------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                         (148,247)          36,963
   Institutional Shares                                                  33,359                -
                                                                     ---------------------------
      Total net increase (decrease) in net assets from
         capital share transactions                                    (114,888)          36,963
                                                                     ---------------------------
   Capital contribution from USAA Transfer Agency
      Company (Note 7E):
      Fund Shares                                                            33               67
      Institutional Shares                                                   15                -
                                                                     ---------------------------
   Net decrease in net assets                                          (533,636)        (538,123)

NET ASSETS
   Beginning of year                                                  1,758,083        2,296,206
                                                                     ---------------------------
   End of year                                                       $1,224,447       $1,758,083
                                                                     ===========================
Accumulated undistributed net investment income:
   End of year                                                       $    1,771       $    2,780
                                                                     ===========================

* Institutional Shares were initiated on August 1, 2008.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2009

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 45 separate funds. The information presented in this annual report pertains only to the USAA Income Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation.

The Fund has two classes of shares: Income Stock Fund Shares (Fund Shares) and, effective August 1, 2008, Income Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public. The Target Funds are managed by USAA Investment Management Company (the Manager), an affiliate of the Fund.

================================================================================

40  | USAA INCOME STOCK FUND

================================================================================

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

       fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Repurchase agreements are valued at cost, which approximates market value.

   6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing

================================================================================

42  | USAA INCOME STOCK FUND

================================================================================

       services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Effective August 1, 2008, the Fund adopted Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements" (SFAS 157). This standard clarifies the definition of fair value, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements.

   SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a three-level valuation hierarchy for disclosure purposes. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Fund's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

   The following is a summary of the inputs used to value the Fund's assets as of July 31, 2009:

                                                        OTHER SIGNIFICANT          SIGNIFICANT
                                      QUOTED PRICES            OBSERVABLE         UNOBSERVABLE
INVESTMENTS*                              (LEVEL 1)      INPUTS (LEVEL 2)     INPUTS (LEVEL 3)
----------------------------------------------------------------------------------------------
Equity Securities:
  Common Stock                       $1,195,994,000            $        -                   $-

Money Market Instruments:
  Money Market Funds                     27,297,000                     -                    -

Short-Term Investments
  Purchased with Cash
  Collateral from Securities
  Loaned:
  Money Market Funds                     10,258,000                     -                    -
  Repurchase Agreements                           -             3,800,000                    -
----------------------------------------------------------------------------------------------
Total                                $1,233,549,000            $3,800,000                   $-
----------------------------------------------------------------------------------------------

   *Refer to the portfolio of investments for a detailed list of the Fund's investments.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their

================================================================================

44  | USAA INCOME STOCK FUND

================================================================================

   value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

   net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2009, for the Fund Shares, brokerage commission recapture credits and custodian and other bank credits reduced expenses by $144,000 and $3,000, respectively, resulting in a total reduction in Fund Share expenses of $147,000.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

J. SUBSEQUENT EVENTS -- Effective July 31, 2009, the Fund adopted FASB Statement 165, "Subsequent Events" (Statement 165). This statement defines subsequent events as events or transactions that

================================================================================

46  | USAA INCOME STOCK FUND

================================================================================

   occur after the balance sheet date but before the financial statements are issued or available to be issued and categorizes subsequent events as recognized or non-recognized for financial statement purposes. The Fund has evaluated subsequent events through September 18, 2009, the date the financial statements were issued, and has determined that there were no events that required recognition or disclosure in the Fund's financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. Prior to September 25, 2008, the committed loan agreement was $300 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the amount of the committed loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2009, the Fund paid CAPCO facility fees of $6,000, which represents 3.5% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2009.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2009, and 2008, was as follows:

                                                   2009                 2008
                                               ---------------------------------
Ordinary income*                               $32,197,000          $ 81,813,000
Long-term realized capital gains                         -           117,076,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2009, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                     $   1,772,000
Undistributed capital and other losses                             (572,351,000)
Unrealized depreciation of investments                              (89,756,000)

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2009, the Fund had a current post-October capital loss of $345,161,000 and capital loss carryovers of $227,190,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire in 2017. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

================================================================================

48  | USAA INCOME STOCK FUND

================================================================================

Financial Accounting Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2009, the Manager has reviewed all open tax years and concluded that FIN 48 resulted in no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2006, through July 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions under FIN 48 to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2009, were $1,076,359,000 and $1,202,064,000, respectively.

As of July 31, 2009, the cost of securities, including short-term securities, for federal income tax purposes, was $1,327,105,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2009, for federal income tax purposes, were $103,996,000 and $193,752,000, respectively, resulting in net unrealized depreciation of $89,756,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2009, the Fund received securities-lending income of $828,000, which is net of the 20% income retained by Wachovia. As of July 31, 2009, the Fund loaned securities having a fair market value of approximately $13,210,000 and received cash collateral of $14,058,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2009, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

50  | USAA INCOME STOCK FUND

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions were as follows, in thousands:

                                                                 YEAR ENDED               YEAR ENDED
                                                                  7/31/2009                7/31/2008
---------------------------------------------------------------------------------------------------------
                                                             SHARES      AMOUNT       SHARES      AMOUNT
                                                            ---------------------------------------------
FUND SHARES:
Shares sold                                                  16,114    $ 151,475      20,470    $ 298,637
Shares issued from reinvested dividends                       3,130       30,029      12,637      189,709
Shares redeemed                                             (34,567)    (329,751)    (30,808)    (451,383)
                                                            ---------------------------------------------
Net increase (decrease) from capital share transactions     (15,323)   $(148,247)      2,299    $  36,963
                                                            =============================================
INSTITUTIONAL SHARES (INITIATED ON AUGUST 1, 2008):
Shares sold                                                   4,408    $  40,727           -    $       -
Shares issued from reinvested dividends                          57          499           -            -
Shares redeemed                                                (874)      (7,867)          -            -
                                                            ---------------------------------------------
Net increase from capital share transactions                  3,591    $  33,359           -    $       -
                                                            =============================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

   0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Equity Income Funds Index over the performance period. The Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds in the Lipper Equity Income Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 1, 2008. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
   RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS
   -----------------------------------------------------------------------------
   +/- 1.00% to 4.00%                    +/- 0.04%
   +/- 4.01% to 7.00%                    +/- 0.05%
   +/- 7.01% and greater                 +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the

================================================================================

52  | USAA INCOME STOCK FUND

================================================================================

   class outperforms the Lipper Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended July 31, 2009, the Fund incurred total management fees, paid or payable to the Manager, of $5,429,000, which was net of a performance adjustment for the Fund Shares and Institutional Shares of $(815,000) and $(1,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.07)% and (0.01)%, respectively.

B. SUBADVISORY ARRANGEMENT -- The Manager has entered into investment subadvisory agreements with Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and OFI Institutional Asset Management, Inc. (OFII), under which GMO and OFII direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays GMO and OFII subadvisory fees as follows: an annual amount of 0.18% of the portion of the Fund's average daily net assets that GMO manages; and an annual amount of 0.085% on the first $500 million of assets and 0.075% on assets over $500 million of the Fund's average daily net assets that OFII manages. For the year ended July 31, 2009, the Manager incurred subadvisory fees, paid or payable to GMO and OFII, of $1,159,000 and $502,000, respectively.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.05% of average net assets of the Fund Shares and Institutional Shares, respectively. For the year ended July 31, 2009, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,847,000 and $9,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

   portion of these expenses incurred by the Manager. For the year ended July 31, 2009, the Fund reimbursed the Manager $31,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares for its first two fiscal years to 0.62% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Institutional Shares for all expenses in excess of that amount. The Manager may modify or terminate this voluntary agreement at any time. For the year ended July 31, 2009, the Institutional Shares incurred reimbursable expenses of $3,000, all of which was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2009, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $3,100,000 and $9,000, respectively. For the year ended July 31, 2009, the Fund Shares and Institutional Shares recorded capital contributions from SAS of $33,000 and $15,000, respectively, for adjustments related to corrections to shareholder accounts, of which $33,000 was receivable from SAS.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

================================================================================

54  | USAA INCOME STOCK FUND

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Fund is one of 13 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of July 31, 2009, the Fund recorded a receivable for capital shares sold of $77,000 for the Target Funds' purchases of Institutional Shares. As of July 31, 2009, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                     OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                      0.2%
USAA Target Retirement 2020 Fund                                        0.4
USAA Target Retirement 2030 Fund                                        0.7
USAA Target Retirement 2040 Fund                                        1.0
USAA Target Retirement 2050 Fund                                        0.6

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) NEW ACCOUNTING PRONOUNCEMENTS

A. SFAS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" (SFAS 159) -- In February 2007, FASB issued SFAS 159. In summary, SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Fund intends to avail itself of the fair value option.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

B. SFAS NO. 161, "DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FASB STATEMENT NO. 133" (SFAS 161) -- In March 2008, FASB issued SFAS 161. In summary, SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund adopted SFAS 161 on February 1, 2009; however, the Fund did not invest in any derivatives during the period from February 1, 2009, through July 31, 2009. Therefore, no disclosures have been made.

================================================================================

56  | USAA INCOME STOCK FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED JULY 31,
                                           ------------------------------------------------------------------
                                                 2009           2008         2007           2006         2005
                                           ------------------------------------------------------------------
Net asset value at beginning of period     $    12.53     $    16.64   $    16.11     $    17.36   $    15.31
                                           ------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                           .24            .30          .30            .30          .32
  Net realized and unrealized gain (loss)       (3.00)         (2.95)        1.42            .86         2.22
                                           ------------------------------------------------------------------
Total from investment operations                (2.76)         (2.65)        1.72           1.16         2.54
                                           ------------------------------------------------------------------
Less distributions from:
  Net investment income                          (.24)          (.31)        (.30)          (.31)        (.32)
  Realized capital gains                            -          (1.15)        (.89)         (2.10)        (.17)
                                           ------------------------------------------------------------------
Total distributions                              (.24)         (1.46)       (1.19)         (2.41)        (.49)
                                           ------------------------------------------------------------------
Net asset value at end of period           $     9.53     $    12.53   $    16.64     $    16.11   $    17.36
                                           ==================================================================
Total return (%)*                              (21.98)        (17.25)       10.66(a)        7.38        16.81
Net assets at end of period (000)          $1,190,258     $1,758,083   $2,296,206     $2,158,950   $2,088,535
Ratios to average net assets:**
  Expenses (%)(b)                                 .89            .80          .82(a)         .83          .78
  Net investment income (%)                      2.50           2.06         1.77           1.87         1.99
Portfolio turnover (%)                             85             91           74            108           73

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended July 31, 2009, average net assets were $1,230,584,000.
(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly.
    The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                 (.01%)         (.02%)       (.01%)         (.02%)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                    PERIOD ENDED
                                                                       JULY 31,
                                                                       2009***
                                                                    ------------
Net asset value at beginning of period                                 $ 12.50
                                                                       -------
Income (loss) from investment operations:
  Net investment income(a)                                                 .22
  Net realized and unrealized loss(a)                                    (2.93)
                                                                       -------
Total from investment operations(a)                                      (2.71)
                                                                       -------
Less distributions from:
  Net investment income                                                   (.27)
                                                                       -------
Net asset value at end of period                                       $  9.52
                                                                       =======
Total return (%)*                                                       (21.67)
Net assets at end of period (000)                                      $34,189
Ratios to average net assets:**
  Expenses (%)(b)                                                          .62
  Expenses, excluding reimbursements (%)(b)                                .64
  Net investment income (%)(b)                                            2.55
Portfolio turnover (%)                                                      85

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended July 31, 2009, average net assets were $18,077,000. *** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares. For the period ended July 31, 2009, average shares were 2,069,000.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

58  | USAA INCOME STOCK FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2009 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2009, through July 31, 2009.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be

================================================================================

                                                           EXPENSE EXAMPLE |  59

================================================================================

used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                             EXPENSES PAID
                                        BEGINNING            ENDING          DURING PERIOD*
                                      ACCOUNT VALUE      ACCOUNT VALUE     FEBRUARY 1, 2009 -
                                     FEBRUARY 1, 2009    JULY 31, 2009       JULY 31, 2009
                                     --------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00          $1,143.50             $4.73

Hypothetical
  (5% return before expenses)            1,000.00           1,020.38              4.46

INSTITUTIONAL SHARES
Actual                                   1,000.00           1,145.30              3.30

Hypothetical
  (5% return before expenses)            1,000.00           1,021.72              3.11

* Expenses are equal to the annualized expense ratio of 0.89% for Fund Shares and 0.62% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 14.35% for Fund Shares and 14.53% for Institutional Shares for the six-month period of February 1, 2009, through July 31, 2009.

================================================================================

60  | USAA INCOME STOCK FUND

================================================================================

ADVISORY AGREEMENTS

July 31, 2009 (unaudited)

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 16, 2009, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the

================================================================================

                                                       ADVISORY AGREEMENTS |  61

================================================================================

Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's

================================================================================

62  | USAA INCOME STOCK FUND

================================================================================

effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratios of each of the Fund Shares and Institutional Shares classes of the Fund as compared to other open-end investment companies deemed to be comparable to each class of the Fund as determined by the independent third party in its report. The expenses of each class of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the class of the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads for the Fund Shares class and institutional investment companies for the Institutional Shares class asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies (for the Fund Shares class) and all institutional investment companies (for the Institutional Shares class) in the same investment classification/objective as the Fund regardless of asset size, excluding

================================================================================

                                                       ADVISORY AGREEMENTS |  63

================================================================================

outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and expense universe both for Fund Shares and for Institutional Shares. The data indicated that the Fund's total expenses, after any reimbursements, were lower than the median of its expense group and its expense universe both for Fund Shares and for Institutional Shares. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Institutional Shares and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the average annual total return of each class of the Fund with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The performance universe of each class of the Fund consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the performance of the Fund Shares was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2008. This comparison indicated that the performance of the Institutional Shares was lower than the average of its performance universe and above its Lipper index for the four-month period ended December 31, 2008.

The Board also noted that the percentile performance ranking of the Fund Shares was in the bottom 50% of its performance universe for the

================================================================================

64  | USAA INCOME STOCK FUND

================================================================================

one-, three-, and five-year periods ended December 31, 2008. The Board noted that the percentile performance ranking of the Institutional Shares was in the bottom 50% of its performance universe for the four-month period ended December 31, 2008. The Board took into account management's discussion of the Fund's performance and the factors that contributed to such performance, including the effect of the current market environment, as well as any actions taken to address performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees and had undertaken an expense limitation arrangement for the Institutional Shares. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board considered the fee waivers and expense reimbursement arrangements by the Manager for the Institutional Shares and considered that the

================================================================================

                                                       ADVISORY AGREEMENTS |  65

================================================================================

Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the Fund's performance is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel

================================================================================

66  | USAA INCOME STOCK FUND

================================================================================

who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to each Subadviser. As noted above, the Board considered the Fund Shares' performance during the one-, three-, and five-year periods ended December 31, 2008 and the Institutional Shares' performance during the four-month period ended December 31, 2008, as compared to the Fund's respective peer group and noted that the

================================================================================

                                                       ADVISORY AGREEMENTS |  67

================================================================================

Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the factors that contributed to the short-term performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

68  | USAA INCOME STOCK FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 45 individual funds as of July 31, 2009. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee
Born: December 1960
Year of Election or Appointment: 2001

President and Chair of the Board of Directors, IMCO (2/08-present); President, USAA Financial Advisors, Inc. (FAI) (12/07-present); President, Financial Services Group, USAA (1/07-present); Chair of the Board of Directors and Chief Investment Officer, IMCO (1/07-2/08); President and Chief Executive Officer, Director, and Chair of the Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also is a Director for USAA Life Insurance Company (USAA Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

70  | USAA INCOME STOCK FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason serves as a Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

72  | USAA INCOME STOCK FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

CLIFFORD A. GLADSON
Vice President
Born: November 1950
Year of Appointment: 2002

Senior Vice President, Fixed Income Investments, IMCO (9/02-present). Mr. Gladson also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

MARK S. HOWARD
Secretary
Born: October 1963
Year of Appointment: 2002

Senior Vice President and Deputy General Counsel, Business & Regulatory Services, USAA (10/08-present); Senior Vice President, USAA Life/IMCO/FPS General Counsel, USAA (10/03-10/08). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life, IMCO, FAI, FPS, and SAS, and is an Assistant Secretary of USAA.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2000

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

CHRISTOPHER P. LAIA
Assistant Secretary
Born: January 1960
Year of Appointment: 2008

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Assistant Secretary, IMCO, SAS, FAI, and FPS.

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, FASG, FAI, and SAS (2/09-present); Senior Financial Officer, USAA Life (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05); Chief Financial Officer, Metropolitan Mortgage (8/03-7/04).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

74  | USAA INCOME STOCK FUND

================================================================================

TRUSTEES                                Christopher W. Claus
                                        Barbara B. Dreeben
                                        Robert L. Mason, Ph.D.
                                        Barbara B. Ostdiek, Ph.D.
                                        Michael F. Reimherr
                                        Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                          USAA Investment Management Company
INVESTMENT ADVISER,                     P.O. Box 659453
UNDERWRITER, AND                        San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                          USAA Shareholder Account Services
                                        9800 Fredericksburg Road
                                        San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                           State Street Bank and Trust Company
ACCOUNTING AGENT                        P.O. Box 1713
                                        Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                             Ernst & Young LLP
REGISTERED PUBLIC                       100 West Houston St., Suite 1800
ACCOUNTING FIRM                         San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                             Under "Products & Services"
SELF-SERVICE 24/7                       click "Investments," then
AT usaa.com                             "Mutual Funds"

OR CALL                                 Under "My Accounts" go to
(800) 531-USAA                          "Investments." View account balances,
        (8722)                          or click "I want to...," and select
                                        the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.



================================================================================

    USAA
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    San Antonio, TX 78288                                            PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
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                                                                  --------------

>>  SAVE PAPER AND FUND COSTS
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    23421-0909                               (C)2009, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 45 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2009 and 2008 were $426,350 and $391,060, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2009 and 2008 were $63,500 and $64,375, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2009 and 2008.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2009 and 2008.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2009 and 2008 were $108,000 and $106,475, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2009 and 2008 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2009

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Assistant Secretary

Date:    09/25/2009
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    09/28/2009
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    09/28/2009
         ------------------------------


*Print the name and title of each signing officer under his or her signature.